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Exhibit 23.1







INDEPENDENT AUDITORS' CONSENT





We consent to the incorporation by reference in Registration Statement No.

33-70078 of Environmental Power Corporation on Form S-8 of our report dated

March 16, 2001 appearing in the Annual Report on Form 10-K of Environmental

Power Corporation for the year ended December 31, 2000.



/s/ DELOITTE & TOUCHE

-----------------------------

Deloitte & Touche LLP



Boston, Massachusetts

March 29, 2001